Exhibit 99.1

Press Release

Exar Reports Second Quarter Fiscal 2015 Financial Results

Record Revenue of $43.3 Million Increased 33 Percent Sequentially

November 5, 2014 Fremont, California – Exar Corporation (NYSE: EXAR) a leading provider of high-performance integrated circuits and system solutions, today reported financial results for the second quarter of fiscal year 2015, ended September 28, 2014. Non-GAAP revenue for the second quarter of fiscal year 2015 was a record $43.3 million, exceeding the top end of prior expectations, and an increase of 33% from $32.6 million in the prior quarter. Revenue has been adjusted to eliminate the impact of the deferred revenue write-down under business combination accounting. GAAP revenue for the second quarter fiscal 2015 was $43.2 million.

On a non-GAAP basis, gross margin was 47%; operating income was $2.5 million, or 6%; and net income was $2.5 million, or $0.05 per diluted share.

GAAP results include impairment charges for non-cash write-down of intangibles, restructuring costs, and mergers and acquisition costs. These charges were offset by a credit for the reduction in the fair value of contingent consideration of $3.9 million. As a result, GAAP gross margin was 10%; operating loss was $22.8 million; and net loss was $23.4 million, or $0.50 loss per share.

Cash at the end of the quarter was $104 million. The iML merger closed in September; however, payment of the non-controlling interest and repayment of the bridge loan financing occurred in October. Currently, the Company has approximately $55 million in cash and equivalents and no debt.

Louis DiNardo, Exar president and CEO, commented, “During our fiscal second quarter and early in our fiscal third quarter we completed a restructuring to focus on our core competency as a leading provider of analog mixed-signal and power management components. Our goal is to provide innovative solutions for the wide markets served by leading high performance analog mixed-signal and power management integrated circuit providers, while driving industry leading revenue growth by focusing on specific vertical markets including video surveillance, enterprise and server power, LCD displays and LED lighting.”

Mr. DiNardo continued, “Our recent restructuring was across all disciplines and is estimated to save approximately $6.5 million in operational and other costs. As a result, these measures will favorably impact COGS in our fiscal year 2016 beginning March 30, 2015. However, a portion of these savings will be invested in the expansion of our sales force. We continue to grow organically and through acquisition while containing cost, thereby providing exceptional operating leverage.”

On a non-GAAP basis, for the third fiscal quarter of 2015, ending December 28, 2014, the Company is expecting revenue to be in the range of $43.0 million to $45.0 million, and non-GAAP EPS of $0.04 to $0.06.

Webcast and Conference Call Details

Company officials will be discussing these results in greater detail in a conference call today, Wednesday, November 5, 2014 at 1:45 p.m. PST (4:45 p.m. EST). To access the conference call, please dial (719) 325-2464 or (888) 287-5563. In addition, a live webcast will be available on Exar's Investor webpage. An archive of the webcast will be available on Exar's Investor webpage after its conclusion.

About Exar

Exar Corporation designs, develops and markets high-performance integrated circuits and system solutions for the Industrial & Embedded Systems, High-End Consumer, and Infrastructure markets. Exar's broad product portfolio includes analog, display, LED lighting, mixed-signal, power management, connectivity, data management, and video processing solutions. Exar has locations worldwide providing real-time customer support.

For more information about Exar, visit http://www.exar.com.

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Ryan Benton, SVP and CFO

Phone: (510)668-7201

Email: investorrelations@exar.com

-Tables follow-

FINANCIAL COMPARISON

(In thousands, except per share amounts) (Unaudited)

Non-GAAP Results	THREE MONTHS ENDED						SIX MONTHS ENDED
	September 28, 2014		JUNE 29, 2014		September 29, 2013		September 28, 2014		September 29, 2013
Industrial & Embedded Systems	$19,656	45%	$18,867	58%	$17,943	53%	$38,523	51%	$34,441	52%
High-End Consumer	16,362	38%	5,332	16%	105	0%	21,694	29%	351	1%
Infrastructure	7,304	17%	8,428	26%	15,970	47%	15,732	21%	31,853	48%
Net Sales	$43,322	100%	$32,627	100%	$34,018	100%	$75,949	100%	$66,645	100%

Gross Profit	$20,283	46.8%	$15,732	48.2%	$17,703	52.0%	$36,015	47.4%	$34,753	52.1%
Operating Expenses	$17,797	41.1%	$15,040	46.1%	$12,854	37.8%	$32,837	43.2%	$25,336	38.0%
Income from operations	$2,486	5.7%	$692	2.1%	$4,849	14.3%	$3,178	4.2%	$9,417	14.1%
Net income	$2,496	5.8%	$860	2.6%	$5,135	15.1%	$3,356	4.4%	$9,932	14.9%
Net income per share
Basic	$0.05		$0.02		$0.11		$0.07		$0.21
Diluted	$0.05		$0.02		$0.10		$0.07		$0.20

GAAP Results	THREE MONTHS ENDED						SIX MONTHS ENDED
	September 28, 2014		JUNE 29, 2014		September 29, 2013		September 28, 2014		September 29, 2013
Industrial & Embedded Systems	$19,656	46%	$18,867	61%	$17,943	53%	$38,523	52%	$34,441	52%
High-End Consumer	16,199	38%	$3,424	11%	$105	0%	$19,623	27%	$351	1%
Infrastructure	7,304	17%	$8,428	27%	15,970	47%	$15,732	21%	$31,853	48%
Net Sales	$43,159	100%	$30,719	100%	$34,018	100%	$73,878	100%	$66,645	100%

Gross Profit	$4,132	9.6%	$10,956	35.7%	$13,929	40.9%	$15,088	20.4%	$29,406	44.1%
Operating Expenses	$26,962	62.5%	$22,308	72.6%	$14,545	42.8%	$49,270	66.7%	$29,475	44.2%
Income (loss) from operations	$(22,830)	-52.9%	$(11,352)	-37.0%	$(616)	-1.8%	$(34,182)	-46.3%	$(69)	-0.1%
Net income (loss)	$(23,352)	-54.1%	$(12,105)	-39.4%	$6,482	19.1%	$(35,457)	-48.0%	$7,288	10.9%
Net income (loss) per share
Basic	$(0.50)		$(0.26)		$0.14		$(0.75)		$0.15
Diluted	$(0.50)		$(0.26)		$0.13		$(0.75)		$0.15

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the demand for our products and the anticipated trends in our sales and profits are forward-looking statements. The forward-looking statements are dependent on certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. The Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission, or SEC, filings, including, but not limited to, under the captions “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 30, 2014 and the Quarterly Report on Form 10-Q for the quarter ended June 29, 2014 which are on file with the SEC and are available on our Investor webpage and on the SEC website at www.sec.gov. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, impairment charges, restructuring charges and exit costs, provisions for dispute resolutions, merger and acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, the write-down of deferred revenue under business combination accounting, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  This financial measure may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 28,	JUNE 29,	SEPTEMBER 29,	SEPTEMBER 28,	SEPTEMBER 29,
	2014	2014	2013	2014	2013

Net sales	$34,369	$21,698	$24,978	$56,067	$48,836
Net sales, related party	8,790	9,021	9,040	17,811	17,809
Total net sales	43,159	30,719	34,018	73,878	66,645

Cost of sales:
Cost of sales (1)	19,747	12,353	12,371	32,100	24,183
Cost of sales, related party	3,471	3,838	4,156	7,309	8,063
Impairment of Intangibles	8,367	-	-	8,367	-
Amortization of purchased intangible assets and inventory step-up cost	3,137	3,545	2,098	6,682	3,448
Warranty Reserve	-	-	1,440	-	1,440
Restructuring charges and exit costs	4,305	27	24	4,332	105
Total cost of sales	39,027	19,763	20,089	58,790	37,239
Gross profit	4,132	10,956	13,929	15,088	29,406
Operating expenses:
Research and development (2)	10,369	8,243	7,136	18,612	13,316
Selling, general and administrative (3)	11,597	10,077	9,376	21,674	16,730
Impairment of Intangibles	3,917	-	-	3,917	-
Merger and acquisition costs	2,726	4,050	144	6,776	609
Restructuring charges and exit costs	2,265	369	384	2,634	1,315
Net change in fair value of contingent consideration	(3,912)	(431)	(2,495)	(4,343)	(2,495)
Total operating expenses	26,962	22,308	14,545	49,270	29,475
Income (loss) from operations	(22,830)	(11,352)	(616)	(34,182)	(69)

Other income and expense, net:
Interest income and other, net	177	290	372	467	659
Interest expense	(494)	(486)	(41)	(980)	(78)
Total other income and expense, net	(317)	(196)	331	(513)	581

Income (loss) before income taxes	(23,147)	(11,548)	(285)	(34,695)	512
Provision for (benefit from) income taxes	107	692	(6,767)	799	(6,776)

Net income (loss) before noncontrolling interests	(23,254)	(12,240)	6,482	(35,494)	7,288

Net income (loss) attributable to noncontrolling interests	98	(135)	-	(37)	-

Net income (loss) attributable to Exar	$(23,352)	$(12,105)	$6,482	$(35,457)	$7,288

Net income (loss) per share:
Basic	$(0.50)	$(0.26)	$0.14	$(0.75)	$0.15
Diluted	$(0.50)	$(0.26)	$0.13	$(0.75)	$0.15

Shares used in the computation of net income (loss) per share:
Basic	47,139	47,236	47,496	47,188	47,151
Diluted	47,139	47,236	49,150	47,188	48,647

(1) Equity compensation included in cost of sales	$227	$260	$212	$487	$354
(2) Equity compensation included in R&D	870	812	689	1,682	829
(3) Equity compensation included in SG&A	2,503	2,055	2,722	4,558	3,527

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	SEPTEMBER 28,	JUNE 29,	MARCH 30,
	2014	2014	2014
ASSETS

Current assets:
Cash and cash equivalents	$78,377	$123,161	$14,614
Restricted cash	26,000	26,000	-
Short-term marketable securities	-	-	152,420
Accounts receivable, net	25,828	26,596	15,023
Accounts receivable, net related party	2,108	2,524	3,309
Inventories	31,223	31,988	28,982
Assets held for sale	-	-	-
Other current assets	5,323	5,717	3,549
Total current assets	168,859	215,986	217,897

Property, plant and equipment, net	17,212	20,644	21,280
Goodwill	45,106	45,017	30,410
Intangible assets, net	93,136	109,041	31,390
Other non-current assets	1,408	1,448	1,240
Total assets	$325,721	$392,136	$302,217

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$17,737	$15,883	$15,488
Accrued compensation and related benefits	5,175	6,271	4,174
Deferred income to distributors	4,052	3,737	1,765
Deferred income to distributors, related party	10,342	9,962	9,349
Short-term debt financing	26,000	65,000	-
Liability for acquisition of non-controlling interest	18,883	-	-
Other current liabilities	14,798	16,257	11,370
Total current liabilities	96,987	117,110	42,146

Long-term lease financing obligations	19	40	70
Other non-current obligations	5,476	10,651	6,626
Total liabilities	102,482	127,801	48,842

Stockholders' equity
Exar Corporation stockholders' equity	223,239	246,598	253,375
Noncontrolling interests	-	17,737	-
Total stockholders' equity	223,239	264,335	253,375

Total liabilities and stockholders' equity	$325,721	$392,136	$302,217

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 28,	JUNE 29,	SEPTEMBER 29,	SEPTEMBER 28,	SEPTEMBER 29,
	2014	2014	2013	2014	2013

GAAP net sales	$43,159	$30,719	$34,018	$73,878	$66,645
Deferred revenue write-down	163	1,908	$-	2,071	-
Non-GAAP net sales	$43,322	$32,627	$34,018	$75,949	$66,645

GAAP gross profit	$4,132	$10,956	$13,929	$15,088	$29,406
GAAP gross margin	9.6%	35.7%	40.9%	20.4%	44.1%
Stock-based compensation	227	260	212	487	354
Amortization of purchased intangible assets and inventory step-up	3,137	3,545	2,098	6,682	3,448
Warranty Reserve	-	-	1,440	-	1,440
Deferred revenue write-down and associated costs	115	944	-	1,059	-
Impairment of Intangibles	8,367	-	-	8,367	-
Restructuring charges and exit costs	4,305	27	24	4,332	105
Non-GAAP gross profit	$20,283	$15,732	$17,703	$36,015	$34,753
Non-GAAP gross margin	46.8%	48.2%	52.0%	47.4%	52.1%

GAAP operating expenses	$26,962	$22,308	$14,545	$49,270	$29,475
Stock-based compensation - R&D	870	812	689	1,682	829
Stock-based compensation - SG&A	2,503	2,055	2,722	4,558	3,527
Amortization of purchased intangible assets	796	413	247	1,209	354
Impairment of Intangibles	3,917	-	-	3,917	-
Restructuring charges and exit costs, net	2,265	369	384	2,634	1,315
Merger and acquisition costs	2,726	4,050	144	6,776	609
Net change in fair value of contingent consideration	(3,912)	(431)	(2,495)	(4,343)	(2,495)
Non-GAAP operating expenses	$17,797	$15,040	$12,854	$32,837	$25,336

GAAP operating income (loss)	$(22,830)	$(11,352)	$(616)	$(34,182)	$(69)
Stock-based compensation	3,600	3,127	3,623	6,727	4,710
Amortization of purchased intangible assets and inventory step-up	3,933	3,958	2,345	7,891	3,802
Warranty Reserve	-	-	1,440	-	1,440
Deferred revenue write-down and associated costs	115	944	-	1,059	-
Impairment of Intangibles	12,284	-	-	12,284	-
Restructuring charges and exit costs, net	6,570	396	408	6,966	1,420
Merger and acquisition costs	2,726	4,050	144	6,776	609
Net change in fair value of contingent consideration	(3,912)	(431)	(2,495)	(4,343)	(2,495)
Non-GAAP operating income	$2,486	$692	$4,849	$3,178	$9,417

GAAP net income (loss)	$(23,352)	$(12,105)	$6,482	$(35,457)	$7,288
Stock-based compensation	3,600	3,127	3,623	6,727	4,710
Amortization of purchased intangible assets and inventory step-up	3,933	3,958	2,345	7,891	3,802
Warranty Reserve	-	-	1,440	-	1,440
Deferred revenue write-down and associated costs	115	944	-	1,059	-
Impairment of Intangibles	12,284	-	-	12,284	-
Restructuring charges and exit costs, net	6,570	396	408	6,966	1,420
Merger and acquisition costs	3,181	4,497	144	7,678	609
Net change in fair value of contingent consideration	(3,912)	(431)	(2,495)	(4,343)	(2,495)
Net income attributable to nocontrolling interest	98	(135)	-	(37)	-
Income tax effects	(21)	609	(6,812)	588	(6,842)
Non-GAAP net income attribute to Exar	$2,496	$860	$5,135	$3,356	$9,932

GAAP net income (loss) per share
Basic	$(0.50)	$(0.26)	$0.14	$(0.75)	$0.15
Diluted	$(0.50)	$(0.26)	$0.13	$(0.75)	$0.15

Non-GAAP net income (loss) per share
Basic	$0.05	$0.02	$0.11	$0.07	$0.21
Diluted	$0.05	$0.02	$0.10	$0.07	$0.20

Shares used in the computation of Non-GAAP net income (loss) per share
Basic	47,139	47,236	47,496	47,188	47,151
Diluted	49,520	49,826	50,548	49,850	49,965

Net cash provided (used) by operations	$(1,960)	$(8,137)	$3,569	$(10,097)	$4,552
Less purchases of fixed assets and IP	(105)	(551)	(400)	(656)	(749)
Add proceeds from sale of IP	-	-	-	-	125
Free cash flow	$(2,065)	$(8,688)	$3,169	$(10,753)	$3,928

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